SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          May 10, 2000 (April 26, 2000)
                      -------------------------------------
                Date of report (Date of earliest event reported)


                               Hexcel Corporation

                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                           Delaware 1-8472 94-1109521
      --------------------------------------------------------------------
                  (State of (Commission File No.) (IRS Employer
                       Incorporation) Identification No.)



                               Two Stamford Plaza
                              281 Tresser Boulevard

                        Stamford, Connecticut 06901-3238
             ------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A

           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

          On April 26, 2000, Hexcel Corporation (the "Company") completed the sale of its Bellingham aircraft interiors business to Britax Cabin Interiors, Inc. ("Britax"), a wholly owned subsidiary of Britax International plc, pursuant to an Asset-Purchase Agreement dated March 31, 2000 between the Company and Britax. A copy of the agreement is attached to this report as Exhibit 2.1. The divested Bellingham business is engaged in the design, engineering, manufacture and sale of commercial aircraft interior components and systems for refurbishment, reconfiguration and OEM applications.

          The purchase price paid by Britax to the Company for the Bellingham business at closing was $115.4 million in cash reflecting estimated pre-closing changes in the net assets of Bellingham, subject to certain further post-closing adjustments. The Company estimates reporting in the second quarter of 2000, a pre-tax gain of approximately $65 million to $75 million relating to the sale. Net proceeds from the sale were used to repay a portion of the Company's outstanding term debt under its senior credit facility.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------


(b) UNAUDITED PRO FORMA FINANCIAL INFORMATION.
    -----------------------------------------

          Unaudited pro forma consolidated financial statements as of and for the year ended December 31, 1999, and as of and for the quarter ended March 31, 2000 are attached hereto on pages PF-1 through PF-7.

          Additionally, pro forma and actual net sales to third-party customers by product group and market segment and business segment data, for each of the quarters ended March 31, June 30, September 30, and December 31, 1999, as well as for the year ended December 31, 1999, and the quarter ended March 31, 2000, are attached to this report as Exhibits 99.2 through 99.5.

(c) EXHIBITS.
    --------


 2.1 Asset-Purchase Agreement dated March 31, 2000 between Hexcel Corporation and Britax Cabin Interiors, Inc.

99.1     Press Release.

99.2 Unaudited Pro Forma 1999 and First Quarter 2000 Net Sales to Third-Party Customers by Product Group and Market Segment.

99.3 Unaudited Actual 1999 and First Quarter 2000 Net Sales to Third-Party Customers by Product Group and Market Segment.

99.4     Unaudited Pro Forma 1999 and First Quarter 2000 Business Segment Data.

99.5   Unaudited Actual 1999 and First Quarter 2000 Business Segment Data.

                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 10, 2000


                                                  HEXCEL CORPORATION

                                                  By:  /S/ KIRK FORBECK
                                                       ----------------

                                                  Name:  Kirk Forbeck
                                                  Title: Corporate Controller

                         PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma consolidated statements of operations for the fiscal year ended December 31, 1999, and the quarter ended March 31, 2000, as well as the unaudited pro forma condensed consolidated balance sheets as of December 31, 1999 and March 31, 2000, were prepared to illustrate the estimated effects of the sale of Bellingham, a division of Hexcel Corporation ("Hexcel"), and the application of the net proceeds from the sale to debt outstanding under Hexcel's senior credit facility. The unaudited pro forma consolidated statements of operations assume that the sale occurred at the beginning of the periods presented. The unaudited pro forma condensed consolidated balance sheets assume that the sale occurred as of the respective balance sheet date.

     The unaudited pro forma financial information presented is derived from the audited financial statements of Hexcel as of and for the year ended December 31, 1999, and the unaudited financial statements of Hexcel as of and for the three months ended March 31, 2000. The unaudited pro forma financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of Hexcel, including the notes thereto, appearing in Hexcel's Annual Form 10-K for the year ended December 31, 1999. The unaudited pro forma financial information does not purport to be indicative of the results of operations or financial condition that would have been reported had the events assumed occurred on the dates indicated, nor does it purport to be indicative of results of operations, or financial condition that may be achieved in the future.


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999

                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                       HISTORICAL
                                                    ---------------------------------
                                                                                         ADJUSTMENTS          PRO FORMA
                                                           HEXCEL       BELLINGHAM         (NOTE 1)         CONSOLIDATED
                                                       -------------    -------------    -----------        -------------
Net sales                                           $      1,151.5   $        70.0    $      -           $     1,081.5
Cost of sales                                                909.0            55.1           -                   853.9
                                                       -------------    -------------    -----------        -------------
  Gross margin                                               242.5            14.9           -                   227.6
Selling, general and administrative expenses                 128.7             6.9           -                   121.8
Research and technology expenses                              24.8               -           -                    24.8
Business acquisition and consolidation expenses               20.1               -           -                    20.1
                                                       -------------    -------------    -----------        -------------
  Operating income                                            68.9             8.0           -                    60.9
Interest expense                                              73.9               -           (8.1)   (a)          65.8
                                                       -------------    -------------    -----------        -------------
  Income (loss) before income taxes                           (5.0)            8.0           (8.1)                (4.9)
Recovery of (provision for) income taxes                       1.7            (2.8)           2.8    (b)           1.7
Equity in income and write-down of
  investments in affiliated companies                        (20.0)              -              -                (20.0)
                                                       -------------    -------------    -----------        -------------
  Net income (loss)                                 $        (23.3) $          5.2    $      (5.3)      $        (23.2)
                                                       -------------    -------------    -----------        -------------
Net loss per share:
  Basic                                             $        (0.64)                                     $       (0.64)
  Diluted                                                    (0.64)                                             (0.64)
Weighted average shares
  Basic                                                       36.4                                                36.4
  Diluted                                                     36.4                                                36.4

OTHER FINANCIAL DATA
EBITDA (Note 3)                                     $        130.3   $         9.1    $      -           $       121.2
Adjusted EBITDA (Note 3)                                     150.4             9.1           -                   141.3
Cash flows provided by (used for):
  Operating activities                                       133.7             4.6         (7.0)                 136.1
  Investing activities                                       (40.3)          (3.5)          -                    (36.8)
  Financing activities                                       (99.5)          (1.1)          7.0                 (105.4)
Depreciation and amortization                                 61.3             1.1           -                    60.2
Capital expenditures                                          35.6             3.5           -                    32.1
Ratio of earnings to fixed charges                            0.7x               -           -                    0.7x





       See accompanying notes to Unaudited Pro Forma Financial Information



                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      CONSOLIDATED STATEMENT OF OPERATIONS

                          QUARTER ENDED MARCH 31, 2000

                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                       HISTORICAL
                                                    ---------------------------------
                                                                                         ADJUSTMENTS          PRO FORMA
                                                           HEXCEL       BELLINGHAM         (NOTE 1)         CONSOLIDATED
                                                       -------------    -------------    -----------        -------------

Net sales                                           $        279.8   $        16.6    $      -           $       263.2
Cost of sales                                                217.6            12.1           -                   205.5
                                                       -------------    -------------    -----------        -------------
  Gross margin                                                62.2             4.5           -                    57.7
Selling, general and administrative expenses                  32.9             3.4           -                    29.5
Research and technology expenses                               6.3               -           -                     6.3
Business consolidation expenses                                1.2               -           -                     1.2
                                                       -------------    -------------    -----------        -------------
  Operating income                                            21.8             1.1           -                    20.7

Interest expense                                              18.4               -           (2.3)   (a)          16.1
                                                       -------------    -------------    -----------        -------------
  Income before income taxes                                   3.4             1.1           (2.3)                 4.6
Provision for income taxes                                    (1.2)           (0.4)           0.8    (b)          (1.6)
Equity in income of affiliated companies                       0.4             -               -                   0.4
                                                       -------------    -------------    -----------        -------------
  Net income                                        $          2.6   $         0.7    $      (1.5)       $         3.4
                                                       -------------    -------------    -----------        -------------
Net income per share:
  Basic                                             $         0.07                                       $        0.09
  Diluted                                                     0.07                                                0.09
Weighted average shares
  Basic                                                       36.6                                                36.6
  Diluted                                                     36.8                                                36.8

Other Financial Data
EBITDA (Note 3)                                     $         36.8   $         1.4    $      -           $        35.4
Adjusted EBITDA (Note 3)                                      38.0             1.4           -                    36.6
Cash flows provided by (used for):
  Operating activities                                         (6.1)           1.6         (1.2)                  (6.5)
  Investing activities                                         (7.8)          (0.2)          -                    (7.6)
  Financing activities                                        17.8            (1.4)         1.2                   18.0
Depreciation and amortization                                 15.0             0.3           -                    14.7
Capital expenditures                                           4.4             0.2           -                     4.2
Ratio of earnings to fixed charges                            1.2x               -           -                    1.3x






       See accompanying notes to Unaudited Pro Forma Financial Information




                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                             AS OF DECEMBER 31, 1999

                                  (IN MILLIONS)


                                                                      HISTORICAL
                                                        -----------------------------
                                                                                          ADJUSTMENTS          PRO FORMA
                                                         HEXCEL         BELLINGHAM         (NOTE 2)         CONSOLIDATED
                                                        ------------    -------------    -----------        -------------
ASSETS
Current assets:
  Cash and cash equivalents                         $         0.2    $           -    $         -        $         0.2
  Accounts receivable                                       158.6             14.6              -                144.0
  Inventories                                               153.7              9.1              -                144.6
  Prepaid expenses and other assets                           5.1              0.1           (0.3)   (a)           4.7
  Deferred tax asset                                         10.2                -           (0.2)   (b)          10.0
                                                        ------------    -------------    -----------        -------------
     Total current assets                                   327.8             23.8           (0.5)               303.5
Net property, plant and equipment                           392.1             20.3              -                371.8
Goodwill and other purchased intangibles, net               411.2              4.9                               406.3
Investments in affiliated companies and other assets        130.8                -          (27.2)   (b)         103.6
                                                        ------------    -------------    -----------        -------------
     Total assets                                   $     1,261.9    $        49.0    $     (27.7)       $     1,185.2
                                                        ------------    -------------    -----------        -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable and current maturities of capital
     lease obligations                              $        34.3    $           -    $      (5.7)   (c) $        28.6
  Accounts payable                                           80.3              5.4              -                 74.9
  Accrued liabilities                                        95.9              1.7           (1.1)   (d)          93.1
                                                        ------------    -------------    -----------        -------------
     Total current liabilities                              210.5              7.1           (6.8)               196.6
Long-term notes payable and capital lease obligations       712.5                -         (106.3)   (c)         606.2
Indebtedness to related parties                              24.1                -              -                 24.1
Other non-current liabilities                                44.7              0.2              -                 44.5
                                                        ------------    -------------    -----------        -------------
     Total liabilities                                      991.8              7.3         (113.1)               871.4
     Total stockholders' equity                             270.1             41.7           85.4    (e)         313.8
                                                        ------------    -------------    -----------        -------------
     Total liabilities and stockholders' equity     $     1,261.9    $        49.0    $     (27.7)       $     1,185.2
                                                        ------------    -------------    -----------        -------------










      See accompanying notes to Unaudited Pro Forma Financial Information.





                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                              AS OF MARCH 31, 2000

                                  (IN MILLIONS)


                                                                    HISTORICAL
                                                           ---------------------------
                                                                                           ADJUSTMENTS        PRO FORMA
                                                              HEXCEL       BELLINGHAM       (NOTE 2)        CONSOLIDATED
                                                           ------------    -----------     ---------        -------------
ASSETS
Current assets:
  Cash and cash equivalents                            $         4.8    $         -    $      -          $         4.8
  Accounts receivable                                          177.1           10.8           -                  166.3
  Inventories                                                  164.0            9.2           -                  154.8
  Prepaid expenses and other assets                              3.7            0.1          (0.5)   (a)           3.1
  Deferred tax asset                                            10.1              -          (0.8)   (b)           9.3
                                                           ------------    -----------     ---------        -------------
     Total current assets                                      359.7           20.1          (1.3)               338.3
Net property, plant and equipment                              381.7           20.2           -                  361.5
Goodwill and other purchased intangibles, net                  407.6            4.9           -                  402.7
Investments in affiliated companies and other assets           141.0              -         (26.4)   (b)         114.6
                                                           ------------    -----------     ---------        -------------
     Total assets                                      $     1,290.0    $      45.2    $    (27.7)       $     1,217.1
                                                           ------------    -----------     ---------        -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable and current maturities of capital
     lease obligations                                 $        26.4    $         -    $     (6.1)   (c) $        20.3
  Accounts payable                                              88.7            4.0           -                   84.7
  Accrued liabilities                                           94.8            4.1          (1.0)   (d)          89.7
                                                           ------------    -----------     ---------        -------------
     Total current liabilities                                 209.9            8.1          (7.1)               194.7
Long-term notes payable and capital lease obligations          738.3              -        (105.8)   (c)         632.5
Indebtedness to related parties                                 24.1              -           -                   24.1
Other non-current liabilities                                   47.4            0.2           -                   47.2
                                                           ------------    -----------     ---------        -------------
     Total liabilities                                       1,019.7            8.3        (112.9)               898.5
     Total stockholders' equity                                270.3           36.9         85.2     (e)         318.6
                                                           ------------    -----------     ---------        -------------
     Total liabilities and stockholders' equity        $     1,290.0    $      45.2    $    (27.7)       $     1,217.1
                                                           ------------    -----------     ---------        -------------










       See accompanying notes to Unaudited Pro Forma Financial Information


NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 1 - ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a) Adjustment to reflect the net decrease in interest expense attributable to repayments of term debt under the senior credit facility. Interest on outstanding borrowings under the senior credit facility is computed at variable rates based on the London interbank rate, or, at the option of Hexcel, at the base rate of the administrative agent for the lenders. For purpose of estimating pro forma adjustments, a weighted average interest rate of approximately 7.25% and 8.25% was used for the year ended December 31, 1999 and the quarter ended March 31, 2000, respectively.

(b)      Adjustment to reflect an approximate average income tax rate of 35.2%.


NOTE 2 - ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE
         SHEETS

(a) Represents the removal of deferred transaction costs in connection with the sale of Bellingham.

(b) Reflects the estimated deferred income tax effect relating to the sale of Bellingham and to the resulting pro forma reduction of interest expense.

(c) Adjustment to reduce indebtedness under the senior credit facility with net cash proceeds from the sale of Bellingham.

(d) Adjustment to reduce the senior credit facility's accrued interest due to the reduction in indebtedness.

(e) The net increase in stockholders' equity primarily represents the after-tax gain on the sale of Bellingham, including the transfer of Bellingham's equity to Hexcel.

NOTE 3 - EBITDA AND ADJUSTED EBITDA

     "EBITDA" is defined as income before interest, taxes, depreciation, amortization and equity in income and write-down in affiliated companies. "Adjusted EBITDA" is defined as EBITDA before business acquisition and consolidation expenses. Hexcel believes that EBITDA and adjusted EBITDA provide useful information regarding Hexcel's ability to service its indebtedness, but should not be considered in isolation or as a substitute for operating income or cash flow from operations, which is determined in accordance with generally accepted accounting principles, as an indicator of Hexcel's operating performance or as a measure of Hexcel's liquidity. Adjusted EBITDA may not be comparable to other similarly titled financial measures of other companies.


   A reconciliation of net income to EBITDA and adjusted EBITDA is as follows (in millions):

                                                                  HISTORICAL
                                                        -----------------------------
                                                                                                              PRO FORMA
                                                             HEXCEL     BELLINGHAM         ADJUSTMENTS      CONSOLIDATED
                                                        ------------    -------------    ---------------    -------------
FOR THE YEAR ENDED DECEMBER 31, 1999
  Net income (loss)                                  $      (23.3)   $         5.2    $          (5.3)   $       (23.2)
  Provision for (recovery of) income taxes                   (1.7)             2.8               (2.8)            (1.7)
  Interest expense                                           73.9                -                8.1             65.8
  Depreciation and amortization                              61.3              1.1                  -             60.2
  Equity in income and write-down in
    affiliated companies                                     20.0                -                                20.0
  Other                                                       0.1                -                  -              0.1
                                                        ------------    -------------    ---------------    -------------
  EBITDA                                                    130.3              9.1                  -            121.2
  Business acquisition and consolidation expenses            20.1                -                  -             20.1
                                                        ------------    -------------    ---------------    -------------
   Adjusted EBITDA                                   $      150.4    $         9.1    $             -    $       141.3
                                                        ------------    -------------    ---------------    -------------
FOR THE QUARTER ENDED MARCH 31, 2000
  Net income                                         $        2.6    $         0.7    $          (1.5)   $         3.4
  Provision for income taxes                                  1.2              0.4               (0.8)             1.6
  Interest expense                                           18.4                -                2.3             16.1
  Depreciation and amortization                              15.0              0.3                  -             14.7
  Equity in income of affiliated companies                   (0.4)               -                  -             (0.4)
                                                        ------------    -------------    ---------------    -------------
  EBITDA                                                     36.8              1.4                  -             35.4
  Business consolidation expenses                             1.2                -                  -              1.2
                                                        ------------    -------------    ---------------    -------------
  Adjusted EBITDA                                    $       38.0    $         1.4    $             -    $        36.6
                                                        ------------    -------------    ---------------    -------------
